Pension Benefits (Components Of Net Periodic Benefit Cost) (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Interest cost	$ 1.0	$ 1.2	$ 1.3
Expected return on plan assets	(1.2)	(1.1)	(1.2)
Settlement charge	0.2	0.4	0
Amortization of actuarial loss	0.2	0.2	0.2
Net periodic benefit cost	$ 0.2	$ 0.7	$ 0.3